Exhibit 10.1

















                               EXCHANGE AGREEMENT

                                    Between

                       NANO HOLDINGS INTERNATIONAL, INC.

                                      and

                               SUNSHINE GROUP LLC




                           Dated December ____, 2005

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this _____ day of December, 2005, by and between NANO HOLDINGS INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Company"), SUNSHINE GROUP LLC, a Florida limited liability corporation (hereinafter referred to as "Sunshine"), and the persons executing this Agreement listed on the signature page hereto (referred to collectively as "Sunshine Members") who own one hundred percent (100%) of the ownership interests in Sunshine, upon the following premises:

                                    Premises.
                                    --------

     WHEREAS, the Sunshine Members own all of the issued an outstanding ownership interests in Sunshine;

     WHEREAS, the Company is a privately held corporation incorporated under the laws of Delaware;

     WHEREAS, Sunshine is a privately held limited liability company organized under the laws of Florida;

     WHEREAS, the Company desires to acquire 100% of the ownership interests in Sunshine in exchange for unissued shares of its common stock, $.001 par value per share (the "Common Stock") (the "Exchange Offer"), so that Sunshine will become a wholly owned subsidiary of the Company; and

          WHEREAS, the Sunshine Members desire to exchange all of their ownership interests in Sunshine solely in exchange for the shares of authorized but unissued Common Stock of the Company.


                                   Agreement
                                   ---------

     NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:


                                   ARTICLE I

             REPRESENTATIONS, COVENANTS, AND WARRANTIES OF SUNSHINE
                            AND THE SUNSHINE MEMBERS

     As an inducement to and to obtain the reliance of the Company, except as set forth on the Sunshine Schedules (as hereinafter defined), Sunshine and the Sunshine Members represent and warrant as follows:

     Section 1.01     Organization.  Sunshine is a limited liability corporation
                      ------------
duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the Sunshine Schedules are complete and correct copies of the Articles of Organization of Sunshine as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Sunshine's Articles of Organization. Sunshine has taken all actions required by law, its Articles of

Organization, or otherwise to authorize the execution and delivery of this Agreement. Sunshine has full power, authority, and legal right and has taken all action required by law, its Articles of Organization, and otherwise to consummate the transactions herein contemplated.

     Section 1.02     Ownership Interests.  The Sunshine Members own one hundred
                      -------------------
percent (100%) of the ownership interests in Sunshine. Their membership interests are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  1.03    Subsidiaries and Predecessor Corporations.  Sunshine does
                      -----------------------------------------
not have any predecessor corporation(s) or subsidiary(ies), and does not own, beneficially or of record, any shares of any other corporation, unless otherwise disclosed to the Company in writing.

     Section 1.04     Other Information.
                      -----------------

          (a) Except as otherwise provided, Sunshine has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

          (b) Sunshine has filed all state, federal or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

          (c) The books and records of Sunshine are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          (d) Sunshine has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise in excess of Twenty-Five Thousand Dollars ($25,000), except as disclosed in writing to the Company on
     Schedule  1.04.

     Section  1.05    Information.  The  information  concerning  Sunshine  set
                      -----------
forth in this Agreement and in the Sunshine Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, Sunshine has fully disclosed in writing to the Company (through this Agreement or the Sunshine Schedules) all information relating to matters involving Sunshine or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Twenty-Five Thousand Dollars ($25,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of Sunshine, or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on Sunshine, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  1.06    Options  or  Warrants.  There  are  no  existing options,
                      ---------------------
warrants, calls, or commitments of Sunshine of any character relating to any present or future ownership interests in Sunshine, except options, warrants, calls or commitments, if any, to which Sunshine is not a party and by which it is not bound.

     Section 1.07     Absence of Certain Changes or Events.  Except as set forth
                      ------------------------------------
in  this  Agreement or the Sunshine Schedules, since inception on June 24, 2002:

          (a) there has not been (i) any material adverse change in the proposed business, operations, properties, assets, or condition of Sunshine or (ii) any damage, destruction, or loss to Sunshine (whether or not covered by insurance) materially and adversely affecting the business or financial condition of Sunshine;

          (b) Sunshine has not (i) amended its Articles of Organization; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to members or purchased or redeemed, or agreed to purchase or redeem, any of the ownership interests; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Sunshine; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former manager, officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its managers, officers or directors or any of its salaried employees whose monthly compensation exceeds Ten Thousand Dollars ($10,000); or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its managers, officers, directors, or employees;

          (c) Sunshine has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability
     (absolute or contingent) in excess of $25,000 except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Twenty-Five Thousand Dollars ($25,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than Twenty-Five Thousand Dollars ($25,000)); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Sunshine; and

          (d) To the best knowledge of Sunshine, Sunshine has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Sunshine.

     Section  1.08    Title  and Related Matters.  No third party has any right
                      --------------------------
to, and Sunshine has not received any notice of infringement of or conflict with asserted rights of others with respect to, any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income, or business prospects of Sunshine or any material portion of its properties, assets, or rights.

     Section 1.09     Litigation and Proceedings.  Except as otherwise provided,
                      --------------------------
there are no actions, suits, or proceedings pending or, to the knowledge of Sunshine after reasonable investigation, threatened by or against Sunshine or affecting Sunshine or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Sunshine does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section  1.10   Contracts.
                      ---------

          (a) There are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Sunshine is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which
     (i) will remain in effect for more than six (6) months after the date of this Agreement and (ii) involves aggregate obligations of at least Twenty-Five Thousand Dollars ($25,000) unless otherwise disclosed pursuant to this Agreement;

          (b) All contracts, agreements, franchises, license agreements, and other commitments, if any, to which Sunshine is a party and which are material to the operations of Sunshine taken as a whole are valid and enforceable by Sunshine in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) Sunshine is not a party to or bound by, and the properties of Sunshine are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of Sunshine; and

          (d) Except as included or described in the Sunshine Schedules, Sunshine is not a party to any oral or written (i) contract for the employment of any manager, officer or employee which is not terminable on thirty (30) days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which Sunshine is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or provide for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former manager, officer or director of Sunshine.

     Section 1.11     Material Contract Defaults.  Sunshine is not in default in
                      --------------------------
any material respect under the terms of any outstanding material contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of Sunshine and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Sunshine has not taken adequate steps to prevent such a default from occurring.

     Section 1.12     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Sunshine is a party or to which any of its properties or operations are subject.

     Section  1.13    Governmental  Authorizations.  Except as set forth in the
                      ----------------------------
Sunshine Schedules, Sunshine has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Sunshine of this Agreement and the consummation by Sunshine of the transactions contemplated hereby.

     Section 1.14     Compliance With Laws and Regulations.  Except as set forth
                      ------------------------------------
in the Sunshine Schedules, to the best of its knowledge Sunshine has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Sunshine or except to the extent that noncompliance would not result in the occurrence of any material liability for Sunshine.

     Section  1.15    Approval  of  Agreement.  The  managers  of Sunshine have
                      -----------------------
authorized the execution and delivery of this Agreement by Sunshine and have approved this Agreement and the transactions contemplated hereby, and will recommend to the Sunshine Members that the Exchange Offer be accepted by them.

     Section  1.16    Material  Transactions or Affiliations.  Set forth in the
                      --------------------------------------
Sunshine Schedules is a description, if applicable, of every contract, agreement, or arrangement between Sunshine and any predecessor and any person who was at the time of such contract, agreement, or arrangement a manager, officer, director, or person owning of record, or known by Sunshine to own beneficially, five percent (5%) or more of the ownership interests of Sunshine and which is to be performed in whole or in part after the date hereof or which was entered into not more than three (3) years prior to the date hereof. Except as disclosed in the Sunshine Schedules or otherwise disclosed herein, no manager, officer, director, or member owning five percent (5%) or more of the ownership interests of Sunshine has, or has had since inception of Sunshine, any known interest, direct or indirect, in any transaction with Sunshine which was material to the business of Sunshine. There are no commitments by Sunshine, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section  1.17    Sunshine Schedules.  Sunshine will deliver to the Company
                      ------------------
the following schedules, if such schedules are applicable to the business of Sunshine, which are collectively referred to as the " Sunshine Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the managers of Sunshine as complete, true, and correct as of the date of this Agreement in all material respects:

          (a) a schedule containing complete and correct copies of the Articles of Organization in effect as of the date of this Agreement;

          (b) a schedule containing any Corporate Resolutions of the members of Sunshine;

          (c) a schedule containing minutes of meetings of the managers of Sunshine;

          (d) a schedule listing any and all federal, state and local tax identification numbers of Sunshine and containing complete and correct copies of all federal, state and local tax returns filed by Sunshine; and

          (e) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by Sunshine. Any fact known to be, or to the best knowledge of Sunshine or the Sunshine Members after reasonable investigation, reasonably believed to be, contrary to the representations, covenants, and warranties made in Article I are required to be disclosed in the Sunshine Schedules pursuant to this Section 1.17(g).

     Sunshine shall cause the Sunshine Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by Sunshine. Sunshine shall have until January 31, 2006 to provide such schedules. If Sunshine cannot or fails to do so, or if the Company acting reasonably finds any such schedules or updates provided after the date hereof to be unacceptable according to the criteria set forth herein, the Company may terminate this Agreement by giving written notice to Sunshine within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Company may consider a disclosure in the Sunshine Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of Sunshine, taken as a whole.

     Section  1.18    Valid  Obligation.  This Agreement and all agreements and
                      -----------------
other documents executed by Sunshine in connection herewith constitute the valid and binding obligation of Sunshine, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  1.19    Acquisition  of  the  Shares by the Sunshine Members. The
                      ----------------------------------------------------
Sunshine Members are acquiring the Shares for their own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof. The Sunshine Members have read, understand and consulted with their legal counsel regarding the limitations and requirements of Section 5 of the 1933 Act. The Sunshine Members will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or (ii) pursuant to a valid exemption from registration.

     Section  1.20    Exemption  from  Registration.   The   Exchange  and  the
                      ------------------------------
transactions contemplated thereby, meet an exemption from registration pursuant to Rule 506 of Regulation D promulgated under the 1933 Act.


                                   ARTICLE II

            REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

     As an inducement to, and to obtain the reliance of Sunshine and the Sunshine Members, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

     Section  2.01    Organization.   The   Company   is   a  corporation  duly
                      ------------
organized, validly existing, and in good standing under the laws of the State of Delaware and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company's Certificate of Incorporation or Bylaws. The Company has taken all action required by law, its Certificate of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

     Section  2.02    Capitalization.  The   Company  is  authorized  to  issue
                      --------------
75,000,000 shares of Common Stock, par value $.001 per share, of which 3,100,000 shares will be issued and outstanding on the closing date prior to the issuance of the shares to the Sunshine Members as set forth in Section 3.01(ii), as defined herein, and 10,000,000 shares of Preferred Stock, par value $.001 per share, of which no shares are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

     Section  2.03    Subsidiaries  and  Predecessor Corporations.  The Company
                      -------------------------------------------
does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

     Section  2.04    Information.  The  information concerning the Company set
                      -----------
forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to Sunshine (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than One Thousand Dollars ($1,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on the Company, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section  2.05    Options  or  Warrants.  There  are  no  existing options,
                      ---------------------
warrants, calls, or commitments of any character relating to the authorized and unissued stock of the Company.

     Section 2.06     Absence of Certain Changes or Events.  Except as disclosed
                      ------------------------------------
in Schedule 2.06, or permitted in writing by Sunshine, since the date of the most recent Company balance sheet:

          (a) there has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or
     (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

          (b) The Company has not and will not (i) amend its Certificate of Incorporation or Bylaws except to complete the performance of the Company as set forth herein; (ii) declare or make, or agree to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its capital stock; (iii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (iv) make any material change in its method of management, operation, or accounting; (v) enter into any transaction or agreement other than in the ordinary course of business;
     (vi) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed One Thousand Dollars ($1,000); or (viii) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

          (c) The Company has not (i) granted or agreed to grant any options or warrants; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
     (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent Company balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than One Thousand Dollars ($1,000)), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than One Thousand Dollars ($1,000)); and (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; and

          (d) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

     Section  2.07    Title  and  Related  Matters.  The  Company  has good and
                      ----------------------------
marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent Company balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the Company Schedules. Except as set forth in the Company Schedules, the Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with the Company's business. Except as set forth in the Company Schedules, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of the Company or any material portion of its properties, assets, or rights.

     Section  2.08    Litigation and Proceedings.  There are no actions, suits,
                      --------------------------
proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality, or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section  2.9     Contracts.
                      ---------

          (a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral.

          (b) All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

          (c) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

          (d) Except as included or described in the Company Schedules or reflected in the most recent Company balance sheet, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice;
     (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or provide for payments in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former officer or director of the Company.

     Section 2.10     Material Contract Defaults.  The Company is not in default
                      --------------------------
in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

     Section 2.11     No Conflict With Other Instruments.  The execution of this
                      ----------------------------------
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets or operations are subject.

     Section  2.12    Governmental  Authorizations.   The   Company   has   all
                      ----------------------------
licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

     Section  2.13    Compliance With Laws and Regulations.  To the best of its
                      ------------------------------------
knowledge, the Company has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal and state securities authorities.

     Section  2.14    Approval  of  Agreement.  The  Board  of Directors of the
                      -----------------------
Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

     Section  2.15    Material  Transactions  or  Affiliations.   Except   as
                      ----------------------------------------
disclosed herein and in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.16     The Company Schedules.  Within ten (10) days following the
                      ---------------------
Closing, the Company will deliver to Sunshine the following schedules, which are collectively referred to as the "Company Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the principal executive officer of the Company to be complete, true, and accurate in all material respects as of the date of this Agreement:

          (a) a schedule containing complete and accurate copies of the Certificate of Incorporation and Bylaws of the Company as in effect as of the date of this Agreement;

          (b) a schedule containing a description of all real property owned by the Company, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

          (c) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which the Company carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of the Company); and

          (d) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by the Company. Any fact known to be, or to the best knowledge of the Company after reasonable investigation, reasonably believed to be, contrary to the representations, covenants, and warranties made in Article II are required to be disclosed in the Company Schedules pursuant to this Section 2.16(d).

     The Company shall cause the Company Schedules and the instruments and data delivered to Sunshine hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     It is understood and agreed that not all of the schedules referred to above have been completed or are available to be furnished by the Company. The Company shall have until January 31, 2006 to provide such schedules. If the Company cannot or fails to provide the schedules required by this Section, or if Sunshine or the Sunshine Members find any such schedules or updates provided after the date hereof to be unacceptable, Sunshine or the Sunshine Members may terminate this Agreement by giving written notice to the Company within five (5) days after the schedules or updates were due to be produced or were provided. For purposes of the foregoing, the Sunshine may consider a disclosure in the Company Schedules to be "unacceptable" only if that item would have a material adverse impact on the financial condition of the Company, taken as a whole.

     Section  2.17    Valid  Obligation.   This Agreement and all agreements and
                      -----------------
other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section  2.18    Liabilities.   The  Company  acknowledges  that  it  will
                      -----------
have  no  liabilities  outstanding  on  the  Closing Date (as defined in Section
3.02).

     Section  2.19    Approval  of the Exchange by the Company''s Shareholders.
                      --------------------------------------------------------
The transactions contemplated by this Agreement do not require the approval of the Company''s shareholders.

     Section 2.20 The Directors of the Company shall have approved the Exchange Offer and the related transactions described herein.

     Section 2.21 Approval of the Exchange Offer and related transactions by the Company''s Shareholders is not required by Delaware law or the Company''s Certificate of Incorporation or Bylaws or any amendments thereto.


                                   ARTICLE III

                                PLAN OF EXCHANGE

     Section  3.01    The  Exchange.  (i)  On  the  terms  and  subject  to the
                      -------------
conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.02), each Sunshine Member who shall elect to accept the Exchange Offer described herein shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, their ownership interests of Sunshine set forth herein, in the aggregate constituting 100% of the ownership interests of Sunshine. After the acquisition of 100% of the ownership interests of Sunshine, Sunshine shall become a majority-owned subsidiary of the Company.

     Section 3.01(ii) The Sunshine Members will receive Thirty-Five Thousand (35,000) shares of the Company''s common stock for every one percent (1%) ownership interest of Sunshine held or an aggregate amount of Three Million Five Hundred Thousand (3,500,000) shares of the Company''s Common Stock. Following the execution of this Agreement, the Sunshine Members shall own 3,500,000 shares out of 6,600,000 shares outstanding in the Company, representing approximately Fifty-Three percent (53%) of the Company's then outstanding Common Stock.

     Section  3.02    Closing.  The  closing  ("Closing")  of  the  transaction
                      -------
contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date") but not later than December 31, 2005, subject to the right of the Company or Sunshine to extend such Closing Date by up to an additional ten (10) days. Such Closing shall take place at a mutually agreeable time and place. At Closing, or immediately thereafter, the following will occur:

          a) The Sunshine Members shall surrender the certificates evidencing 100% of the ownership interests of Sunshine, so as to make the Company the sole owner thereof;

          b) The Company will issue and deliver 3,500,000 newly issued treasury shares of the Company''s Common Stock in the name of the Sunshine Members in accordance with this Agreement; and

          c) At the Closing, the Company, Sunshine and each of the Sunshine Members shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

     Section  3.03    Name  Change.   The   Company   will  change  its name to
                      -------------
Sunshine Group, Inc. in connection with the transactions contemplated by this Agreement.

     Section  3.04    Tradability  of Shares. The shares of the Common Stock of
                      ----------------------
the Company to be issued to the Sunshine Members have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The shares to be issued to the Sunshine Members will bear the following restrictive legend:

""THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.""

     Section  3.05    Anti-Dilution.  The  number  of  shares of the Company''s
                      -------------
Common Stock issuable upon the Exchange Offer shall be appropriately adjusted to take into account any other stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company''s Common Stock which may occur (i) between the date of the execution of this Agreement and the Closing Date.

     Section  3.06    Termination.
                      -----------

          (a) This Agreement may be terminated by the board of directors of the Company, the managers of Sunshine or by the Sunshine Members at any time prior to the Closing Date if:

               (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors or managers made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange;

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgment of such board of directors or managers, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange; or

               (iii) if Sunshine Members representing less than one hundred (100%) of the ownership interests of Sunshine agree to the Exchange Offer.

     In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

          (b) This Agreement may be terminated by the board of directors of the Company at any time prior to the Closing Date if:

               (i) the board of directors of the Company determines in good faith that one or more of the Company's conditions to Closing has not occurred, through no fault of the Company.

               (ii)  The  Company  takes  the  termination  action  specified in
          Section 1.17 as a result of Sunshine Schedules or updates thereto which the Company finds unacceptable; or

               (iii) Sunshine shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Sunshine contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

     If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder, except that Sunshine shall bear the costs in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities to be issued in the Exchange under the registration requirements, or exemption from the registration requirements, of state and federal securities laws.

          (c) This Agreement may be terminated by the managers of Sunshine or by the Sunshine Members at any time prior to the Closing Date if:

               (i) the managers of Sunshine determines in good faith that one or more of Sunshine's conditions to Closing has not occurred, through no fault of Sunshine;

               (ii)  Sunshine  takes the termination action specified in Section
          2.16 as a result of the Company Schedules or updates thereto which Sunshine finds unacceptable;

               (iii) on or before December 31, 2005, if Sunshine notifies the Company that Sunshine's investigation pursuant to Section 4.01 below has uncovered information which it finds unacceptable by the same criteria set forth herein; or

               (iv) The Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of the Company contained herein shall be inaccurate in any material respect, where such noncompliance or inaccuracy has not been cured within ten (10) days after written notice thereof.

     If this Agreement is terminated pursuant to this paragraph, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.

     No revenue ruling or opinion of counsel will be sought as to the tax-free nature of the subject Exchange and such tax treatment is not a condition to Closing herein.


                                   ARTICLE IV

                               SPECIAL COVENANTS

     Section  4.01    Access  to  Properties  and Records.   The  Company  and
                      -----------------------------------
Sunshine will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Company or Sunshine, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or Sunshine, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officer, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing
Date), the Company shall provide Sunshine with quarterly internally prepared and unaudited financial statements for all periods up to the date of Closing.

     Section  4.02    Delivery of Books and Recordsand the Company''s Accounts.
                      --------------------------------------------------------
At the Closing, Sunshine shall deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents of Sunshine now in the possession of Sunshine or its representatives.

     Section  4.03    Third  Party  Consents and Certificates.  The Company and
                      ---------------------------------------
Sunshine agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section  4.04    Consent of Sunshine Members.  Sunshine shall use its best
                      ---------------------------
efforts to obtain the consent of all Sunshine Members to participate in the Exchange.

     Section  4.05    Exclusive  Dealing  Rights.  Until  5:00  P.M.  Eastern
                      --------------------------
Daylight  Time  on  December  31,  2005.

          (a) In recognition of the substantial time and effort which the Company has spent and will continue to spend in investigating Sunshine and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither Sunshine, nor any of its managers, officers, employees, representatives or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than the Company and its directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of the ownership interests, (including without limitation, any public or private offering of ownership interests of Sunshine) or similar transactions involving Sunshine (all such transactions being referred to as " Sunshine Acquisition Transactions"). If Sunshine receives any proposal with respect to a Sunshine Acquisition Transaction, it will immediately communicate to the Company the fact that it has received such proposal and the principal terms thereof.

          (b) In recognition of the substantial time and effort which Sunshine has spent and will continue to spend in investigating the Company and its business and in addressing the matters related to the transactions contemplated herein, each of which may preempt or delay other management activities, neither the Company, nor any of its officers, employees, representatives, shareholders or agents will directly or indirectly solicit or initiate any discussions or negotiations with, or, except where required by fiduciary obligations under applicable law as advised by counsel, participate in any negotiations with or provide any information to or otherwise cooperate in any other way with, or facilitate or encourage any effort or attempt by, any corporation, partnership, person or other entity or group (other than Sunshine and its manager(s), directors, officers, employees, representatives and agents) concerning any merger, sale of substantial assets, sale of shares of capital stock, (including without limitation, any public or private offering of the Common Stock of the Company or similar transactions involving the Company (all such transactions being referred to as "Company Acquisition Transactions"). If the Company receives any proposal with respect to a Company Acquisition Transaction, it will immediately communicate to Sunshine the fact that it has received such proposal and the principal terms thereof.

     Section  4.06    Actions  Prior  to  Closing.
                      ---------------------------

          (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Company Schedules or Sunshine Schedules or as permitted or contemplated by this Agreement, the Company and Sunshine respectively (subject to paragraph (b) below), will each:

               (i) carry on its business in substantially the same manner as it has heretofore;

               (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

               (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

               (iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, neither the Company nor Sunshine will:

               (i) make any changes in the Certificate of Incorporation or Bylaws in the case of the Company, or in the Articles of Organization in the case of Sunshine, except as otherwise provided in this Agreement;

               (ii) take any action described in Section 1.07 in the case of Sunshine, or in Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party's schedules);

               (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

               (iv) sell any assets or discontinue any operations, sell any shares of capital stock in the case of the Company, any ownership interests in the case of Sunshine, or conduct any similar transactions other than in the ordinary course of business.

     Section  4.07    Indemnification.
                      ---------------

          (a) The Company hereby agrees to indemnify Sunshine and each of the managers, officers, agents, and directors of Sunshine and each of the Sunshine Members as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made by the Company under this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

     Section  4.08    Indemnification  of  Subsequent  Corporate  Actions.
                      ---------------------------------------------------

               (1) No officer, director, controlling shareholder, agent or representative of the Company, or any other person currently affiliated with the Company, has offered or agreed to assist in the promotion, market making, development, enhancement, or support of the Company''s business, capital raising, or securities market.

               (2) Sunshine hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, agent or representative of the Company, or any other person affiliated with the Company, from any decisions, activities, or conduct of the Company contemporaneous with, or subsequent to this Agreement.


                                   ARTICLE V

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  5.01    Accuracy of Representations and Performance of Covenants.
                      --------------------------------------------------------
The representations and warranties made by Sunshine in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Sunshine shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Sunshine prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized manager of Sunshine and dated the Closing Date, to the foregoing effect.

     Section  5.02    No  Material  Adverse Change.  Prior to the Closing Date,
                      ----------------------------
there shall not have occurred any material change in the financial condition, business, or operations of Sunshine nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 1.17.

     Section  5.03    Approval  by  Sunshine  Members.  The Exchange shall have
                      -------------------------------
been approved, and shares delivered in accordance with Section 3.01, by the holders of not less than one hundred (100%) of the ownership interests of Sunshine.

     Section  5.04    No  Governmental  Prohibition.  No  order, statute, rule,
                      -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  5.05    Consents.  All consents, approvals, waivers or amendments
                      --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Sunshine after the Closing Date on the basis as presently operated shall have been obtained.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF SUNSHINE
                            AND THE SUNSHINE MEMBERS

     The obligations of Sunshine and the Sunshine Members under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section  6.01    Accuracy of Representations and Performance of Covenants.
                      --------------------------------------------------------
The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. Sunshine shall have been furnished with certificates, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

     Section  6.02    No  Material  Adverse Change.  Prior to the Closing Date,
                      ----------------------------
there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable using the criteria set forth in Section 2.16.

     Section  6.03    No  Governmental  Prohibition.  No  order, statute, rule,
                      -----------------------------
regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section  6.04    Consents.  All consents, approvals, waivers or amendments
                      --------
pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Sunshine after the Closing Date on the basis as presently operated shall have been obtained.

     Section  6.05    Other  Items.   Sunshine   shall  have  received  further
                      ------------
opinions, documents, certificates, or instruments relating to the transactions contemplated hereby as Sunshine may reasonably request.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section  7.01    No  Bankruptcy  and No Criminal Convictions.   None of the
                      -------------------------------------------
Parties to the Agreement, nor their managers, officers, directors or affiliates, promoters, beneficial shareholders, members or control persons, nor any predecessor thereof have been subject to the following:

          (a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past five
     (5)  years;

          (b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

          (d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the ""SEC"") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Section  7.02    Broker/Finder''s Fee.   No broker''s or finder''s fee will
                      --------------------
be paid in connection with the transaction contemplated by this Agreement other than fees payable to persons registered as broker-dealers pursuant to Section 15 of the Securities Exchange Act of 1934. The Company and Sunshine agree that, except as set forth herein and on Schedule 7.02 attached hereto, there were no brokers or finders involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The Company and Sunshine each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section  7.03    Governing  Law  and Arbitration.  This  Agreement shall be
                      -------------------------------
governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Texas without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an ""expert"" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Texas. The prevailing party shall be entitled to receive its reasonable attorney''s fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

     Section  7.04    Notices.  Any notice or other communications required  or
                      -------
permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

     If  to  the  Company,  to:   Nano  Holdings  International,  Inc.

                                  -----------------------------

                                  -----------------------------

                                  -----------------------------

      If  to  Sunshine,  to:      Sunshine  Group  LLC

                                  -----------------------------

                                  -----------------------------

                                  -----------------------------

     With  copies  to:            David  M.  Loev,  Attorney  at  Law
                                  2777  Allen  Parkway
                                  Suite  1000
                                  Houston,  Texas  77019

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

     Section  7.05    Attorney's  Fees.   In   the   event  that  either  party
                      ----------------
institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section  7.06    Confidentiality.  Each party hereto agrees with the other
                      ---------------
that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, manager, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

     Section  7.07    Public  Announcements  and  Filings.  Unless  required by
                      -----------------------------------
applicable law or regulatory authority, none of the parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each party at least one (1) business day prior to the release thereof.

     Section  7.08    Schedules;  Knowledge.  Each party is presumed to have
                      ---------------------
full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section  7.09     Third  Party  Beneficiaries.  This  contract  is strictly
                       ---------------------------
between the Company and Sunshine and the Sunshine Members, and, except as specifically provided, no manager, director, officer, member (other than the Sunshine Members), stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section  7.10    Expenses.  The  Company and Sunshine each hereto agree to
                      ---------
pay its own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section  7.11    Entire  Agreement.  This  Agreement represents the entire
                      -----------------
agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.


     Section  7.12    Survival;  Termination.  The representations, warranties,
                      ----------------------
and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

     Section  7.13    Counterparts.  This Agreement may be executed in multiple
                      ------------
counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section  7.14    Amendment  or  Waiver.  Every  right  and remedy provided
                      ---------------------
herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section  7.15    Best Efforts.  Subject to the terms and conditions herein
                      ------------
provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     Section  7.16    Faxed  Copies.   For   purposes   of   this  Agreement, a
                      -------------
faxed  signature  will  constitute  an  original  signature.

     Section  7.17    Severability.   The  invalidity  or  unenforceability  of
                      ------------
any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.







     [Remainder of page left intentionally blank.  Signature page follows.]

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.


                              NANO  HOLDINGS  INTERNATIONAL,  INC.


                              BY:  /s/  David  Rector
                                   -----------------------------------------
                                   David  Rector,  Chief  Executive  Officer


                              SUNSHINE  GROUP  LLC


                              BY:  /s/  Marion  R.  Barnes
                                   ----------------------------------------
                                   Marion  R.  Barnes,  Managing  Member


SUNSHINE MEMBERS:


/s/ Marion R. Barnes
----------------------------------------------
Marion R. Barnes
58.5% ownership interest in Sunshine Group LLC


/s/ William D. Blanchard
----------------------------------------------
William D. Blanchard
29.7% ownership interest in Sunshine Group LLC


/s/ James Lundeen, Jr.
----------------------------------------------
James Lundeen, Jr.
10% ownership interest in Sunshine Group LLC


/s/ Robert Barnes
---------------------------------------------
Robert Barnes
1.8% ownership interest in Sunshine Group LLC